UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	PB	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective July 1, 2026, Prosperity Bancshares, Inc. (“Prosperity”) completed its acquisition of Stellar Bancorp, Inc., a Texas corporation (“Stellar”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 27, 2026, by and between Prosperity and Stellar, as previously disclosed in Prosperity’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 1, 2026 (the “Original Form 8-K”). Pursuant to the Merger Agreement, Stellar merged with and into Prosperity (the “Merger”), with Prosperity continuing as the surviving corporation in the Merger.

This Current Report on Form 8-K/A (the “Amendment”) is being filed to amend and supplement the Original Form 8-K to include the financial statements of Stellar and the pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Prosperity and Stellar would have achieved had the companies been combined during the period presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, this Amendment does not otherwise amend, modify or update the disclosures contained in the Original Form 8-K and should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Stellar as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025, 2024 and 2023, and the related notes, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Stellar as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the related notes, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Prosperity as of March 31, 2026, giving effect to the Merger as if it had occurred on March 31, 2026, and the unaudited pro forma condensed combined statements of income of Prosperity for the three months ended March 31, 2026 and for the fiscal year ended December 31, 2025, in each case giving effect to the Merger as if it had occurred on January 1, 2025, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)
Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Crowe LLP, independent registered public accounting firm (with respect to Stellar Bancorp, Inc.).
99.1

Audited consolidated financial statements of Stellar Bancorp, Inc. as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025, 2024 and 2023, and the related notes (incorporated by reference to Part II, Item 8 of Stellar Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026).

99.2

Unaudited condensed consolidated financial statements of Stellar Bancorp, Inc. as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the related notes (incorporated by reference to Part I, Item 1 of Stellar Bancorp, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 filed with the SEC on April 28, 2026).

99.3

Unaudited pro forma condensed combined balance sheet of Prosperity Bancshares, Inc. as of March 31, 2026 and unaudited pro forma condensed combined statements of income of Prosperity Bancshares, Inc. for the three months ended March 31, 2026 and for the fiscal year ended December 31, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: August 31, 2026	By:	/s/ Charlotte M. Rasche
Name: Charlotte M. Rasche
Title: Executive Vice President and General Counsel